Exhibit 99.1

Fold Holdings, Inc. (NASDAQ: FLD)

Announces Second Quarter 2025 Results

Revenue: $8.2 million, 59% YoY increase

Net Income: $13.4 million

New accounts up over 233% YoY and transaction volumes up 124% YoY

Successfully secured $250 million equity purchase facility 1

Bitcoin Investment Treasury Holdings: 1,492 BTC

PHOENIX – August 12, 2025

Fold Holdings, Inc. (NASDAQ: FLD) (“Fold”), the first publicly traded bitcoin financial services company, today announced financial results for the second quarter ended June 30, 2025.

Financial Highlights

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Revenue: $8.2 million; 59% YoY increase
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Net Income: $13.4 million
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Adjusted EBITDA2 (Loss): ($4.7) million
●
Earnings Per Share: $0.28 per share
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Adjusted EBITDA (Loss) Per Share2: ($0.10) per share
●
Bitcoin Investment Treasury Holdings: 1,492 Bitcoin; $160 million value as of 6/30/2025

Key Operating Metricse

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Total Transaction Volume: $265 million; 124% YoY increase
●
Total Active Accounts: 615,000+, added +10,000 new accounts in the quarter
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Total Verified Accounts: 80,000+, added +3,000 new verified accounts in the quarter

CEO Commentary

"We are pleased to report another strong quarter, with revenues for the second quarter increasing by 59% versus a year ago, while core KPIs such as Active Accounts and Transaction Volumes continued to expand", said Fold Chairman and CEO, Will Reeves. "Building on our successful public listing and the momentum from our first quarter, we have continued to execute on our strategic initiatives and deliver meaningful progress in the second quarter of 2025."

Mr. Reeves continued, "We made substantial progress across our key growth initiatives during the quarter. The Fold Credit Card continues to generate significant consumer interest, with our waitlist now exceeding 75,000 people as we work toward our planned launch later this year. Our Bitcoin Gift Card successfully launched in the quarter and continues to gain traction. The card is now available through prominent online partners such as giftcards.com, with an eventual goal of being ubiquitous across the entire US retail footprint, including brick and mortar retail locations. With a broad market presence, we believe our card will capture a material portion of the billions of dollars Americans spend annually on gift cards and become a substantial new avenue for bitcoin ownership. In our Custody and Trading business, we launched Bitcoin Sends this quarter which allows users to send and receive bitcoin directly with any wallet address. We are also assessing many new opportunities that are natural extensions to our existing services."

Reeves concluded, "Our Bitcoin Investment Treasury currently stands at nearly 1,500 BTC, representing nearly $180 million in value as of August 12, 2025. Our treasury strategy reached a significant milestone in the second quarter with the successful establishment of a $250 million equity purchase facility. This facility allows Fold to continue to expand our Bitcoin holdings, reinforces our commitment to Bitcoin as a core treasury asset, and allows Fold to be opportunistic in building our Bitcoin position while maintaining operational flexibility. At Fold, we remain steadfast believers in Bitcoin and view a robust treasury strategy as fundamental to creating shareholder value. As we progress through 2025, we plan to leverage this enhanced financial capacity to strengthen our Bitcoin holdings while continuing to execute on our growth initiatives."

Strategic & Business Updates:

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Fold Credit Card (announced in February 2025)
o
Over 75,000 applicants on the waitlist
o
2% unlimited rewards card
o
Expected in late 2025
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Fold Bitcoin Gift Card (announced May 2025)
o
New distribution channel for bitcoin financial services
o
Available through foldapp.com and select retailers today
o
Plans for broad distribution through an expansive sales network across the US
o
Mass market customer acquisition strategy
●
Custody and Trading Expansion
o
Launched Bitcoin Sends this quarter
o
Opening exchange to an expanded user base
o
Expanding coverage to users in additional states
o
Enhanced funding options and larger order acceptance including wires
●
New Opportunities
o
Evaluating several new opportunities in the broader personal finance space
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Bitcoin Investment Treasury
o
Currently hold 1,492 Bitcoin with a value of $160 million as of June 30, 2025

Earnings Call and Webcast Information:

Fold will host a conference call at 5:00 p.m. Eastern Time today, which will include a brief discussion of results followed by a question-and-answer period. To participate in this event, please log on or dial in approximately 5 minutes before the beginning of the call.

Date: August 12, 2025

Time: 5:00 p.m. ET

Participant Call Links:

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Live Webcast: Link
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Dial-in Registration Link: Link

A replay of the call will be archived at https://investor.foldapp.com

Footnotes

1 In June 2025, the Company entered into an agreement for a $250 million equity purchase facility (“Facility”). Pursuant to the Facility, the Company, in its sole discretion, has the right, but not the obligation, to issue and sell up to $250 million in newly issued shares of the Company’s Common Stock, subject to certain conditions. The Company expects that any proceeds received by it from the Facility will be used for, without limitation, purchasing additional bitcoin for the Company’s corporate treasury, working capital and general corporate purposes.

2 Adjusted EBITDA and Adjust EBITDA Per Share are financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) (a “Non-GAAP Financial Measure”). Please see “Non-GAAP Financial Measures” at the end of this press release.

About Fold:

Fold (NASDAQ: FLD) is the first publicly traded Bitcoin financial services company, making it easy for individuals and businesses to earn, save, and use Bitcoin. With 1,492 BTC in its bitcoin investment treasury, Fold is at the forefront of integrating Bitcoin into everyday financial experiences. Through innovative products like the Fold App, Fold Card, Fold Credit Card, and Fold Bitcoin Gift Card, the company is building the bridge between traditional finance and the Bitcoin-powered future.

Forward-Looking Statements:

The information in this press release includes “forward-looking statements” within the meaning of the federal securities laws with respect to the anticipated benefits of the business combination. Forward-looking statements may be identified by the use of words such as “may,” “could,” “would,” “should,” “predict,” “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include the potential benefits of the new ELOC, Fold’s treasury strategy and the potential success of Fold’s market, product and growth strategies. These statements are based on assumptions and on the current expectations of Fold’s management and are not predictions of actual performance. Many actual events and circumstances are beyond the control of Fold. These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the failure to realize the anticipated benefits of the business combination; (iii) the effect of the consummation of the business combination on Fold’s business relationships, performance, and business generally; (iv) the ability to implement business plans and other expectations after the completion of the business combination, and identify and realize additional opportunities; (v) the risk of downturns, new entrants and a changing regulatory landscape in the highly competitive industry in which Fold operates; (vi) the ability of Fold to gain full access to the ELOC, which is dependent on Fold’s ability to obtain stockholder approval and to satisfy the other conditions provided in the ELOC and which can be limited because the investor in the ELOC can refuse to invest to the extent the investment would result in the investor holding more than 9.99% of our shares of common stock; and (vii) those factors discussed in Fold’s filings with the Securities and Exchange Commission. If any of these risks materialize or Fold’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While Fold may elect to update these forward-looking statements at some point in the future, Fold specifically disclaims any obligation to do so, except as required by law.

Fold Holdings, Inc. Condensed Balance Sheets (Unaudited)

	June 30,	December 31,
	2025	2024
Assets
Current assets
Cash and cash equivalents	$6,609,719	$18,330,359
Accounts receivable, net	697,560	451,455
Inventories	330,302	262,813
Digital assets - rewards treasury	9,369,298	8,569,651
Prepaid expenses and other current assets	3,644,514	687,100
Total current assets	20,651,393	28,301,378
Digital assets - investment treasury	159,861,386	93,568,700
Capitalized software development costs, net	1,236,977	1,000,065
Deferred transaction costs	-	2,784,893
Other Non-current Assets	353,250	-
Total assets	$182,103,006	$125,655,036

Liabilities and stockholders' equity (deficit)
Current liabilities
Accounts payable	$1,308,838	$1,113,552
Accrued expenses and other current liabilities	1,922,347	71,858
December 2024 convertible note, net	-	11,752,905.00
Customer rewards liability	9,369,298	8,569,651
Deferred revenue	290,517	387,776
Total current liabilities	12,891,000	21,895,742
Deferred revenue, long-term	451,793	487,690
June 2025 convertible note, net	21,818,603	-
March 2025 convertible note - related party	58,123,251	-
Simple Agreements for Future Equity (“SAFEs”)	-	171,080,533
Other Non-current Liabilities	293,114	-
Total liabilities	93,577,761	193,463,965
Commitments and contingencies (Note 13)
Stockholders’ equity (deficit)
Preferred stock, $0.0001 par value; 20,000,000 shares authorized, 0 shares issued and outstanding at June 30, 2025 and 10,204,880 shares issued and outstanding at December 31, 2024	-	1,020
Common stock, $0.0001 par value; 600,000,000 shares authorized, 47,066,769 shares issued and 46,571,343 shares outstanding at June 30, 2025 and 5,836,882 shares issued and outstanding at December 31, 2024	4,658	584
Additional paid-in-capital	225,322,741	33,537,989
Accumulated deficit	(136,802,154)	(101,348,522)
Total stockholders’ equity (deficit)	88,525,245	(67,808,929)
Total liabilities and stockholders’ equity	$182,103,006	$125,655,036

Fold Holdings, Inc. Condensed Statements of Operations (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues, net	$8,175,926	$5,138,624	$15,263,763	$10,069,835

Operating expenses
Banking and payment costs	7,682,621	4,817,736	14,441,545	9,444,484
Custody and trading costs	142,811	28,498	188,596	49,786
Compensation and benefits	3,676,657	849,280	10,134,597	1,606,645
Marketing expenses	620,923	38,335	1,020,721	80,802
Professional fees	1,270,345	238,862	3,058,850	275,530
Amortization expense	106,837	62,392	197,908	119,745
(Gain) loss on customer rewards liability	2,071,505	(1,004,851)	970,648	2,418,194
(Gain) loss on digital assets - rewards treasury	(2,334,677)	950,744	(1,324,091)	(2,541,145)
Other selling, general and administrative expenses	1,264,422	346,608	2,400,876	659,502
Total operating expenses	14,501,444	6,327,604	31,089,650	12,113,543
Operating loss	(6,325,518)	(1,188,980)	(15,825,887)	(2,043,708)

Other income (expense)
Gain (loss) on digital assets - investment treasury	36,582,224	(1,106,080)	20,965,072	(1,106,080)
Change in fair value of SAFEs	-	(36,940)	(6,503,113)	(132,004)
Change in fair value of convertible note	(5,309,608)	-	(11,843,751)	-
Convertible note issuance costs and fees	-	-	(9,569,109)	-
Loss on extinguishment of debt	(9,612,199)	-	(9,612,199)	-
Interest expense	(1,974,849)	-	(3,246,487)	-
Other income	66,398	12,312	186,701	25,167
Other income (expense), net	19,751,966	(1,130,708)	(19,622,886)	(1,212,917)

Net income (loss) before income taxes	13,426,448	(2,319,688)	(35,448,773)	(3,256,625)
Income tax expense (benefit)	881	(241)	4,859	7,868
Net income (loss)	$13,425,567	$(2,319,447)	$(35,453,632)	$(3,264,493)

Net income (loss) attributable to common stockholders:
Basic	$13,425,567	$(2,319,447)	$(35,453,632)	$(3,264,493)
Diluted	$13,425,567	$(2,319,447)	$(35,453,632)	$(3,264,493)
Net income (loss) per share attributable to common stockholders:
Basic	$0.29	$(0.40)	$(0.98)	$(0.56)
Diluted	$0.28	$(0.40)	$(0.98)	$(0.56)
Weighted-average shares used to compute net income (loss) per share:
Basic	46,503,358	5,836,882	36,062,784	5,836,882
Diluted	47,561,116	5,836,882	36,062,784	5,836,882

Fold Holdings, Inc. Condensed Statements of Cash Flows (Unaudited)

	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities
Net loss	$(35,453,632)	$(3,264,493)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization expense	197,908	119,745
Gain on digital assets - rewards treasury	(1,324,091)	(2,541,145)
(Gain) loss on digital assets - investment treasury	(20,965,072)	1,106,080
Loss on customer rewards liability	970,648	2,418,194
Change in fair value of convertible note	11,843,751	-
Convertible note issuance costs and fees	9,569,109	-
Loss on extinguishment of debt	9,612,199	-
Amortization of debt issuance costs	112,187	-
Amortization of debt discount and premium	953,404	-
Change in fair value of SAFEs	6,503,113	132,004
Share-based compensation expense	6,895,480	-
Increase (decrease) in cash resulting from changes in:
Accounts receivable, net	(246,105)	(72,989)
Inventories	(67,489)	(58,066)
Prepaid expenses and other current assets	(603,030)	66,619
Accounts payable	195,286	191,640
Accrued expenses and other current liabilities	1,376,866	(4,167)
Customer reward liability	1,318,429	933,352
Deferred revenue	(133,156)	(240,558)
Other Non-current Liabilities	293,114	-
Net cash used in operating activities	(8,951,081)	(1,213,784)

Cash flows from investing activities
Purchases of digital assets	(2,374,030)	(821,743)
Proceeds from sales of digital assets	-	-
Payments for capitalized software development costs	(434,820)	(304,516)
Net cash used in investing activities	(2,808,850)	(1,126,259)

Cash flows from financing activities
Proceeds from recapitalization	804,624	-
Payments of deferred IPO costs	(652,013)	-
Proceeds received from SAFE financings	-	3,000,000
Payment of debt issuance costs	(113,320)	-
Net cash provided by financing activities	39,291	3,000,000

Net (decrease) increase in cash and cash equivalents	(11,720,640)	659,957
Cash and cash equivalents, beginning of period	18,330,359	1,491,544
Cash and cash equivalents, end of period	$6,609,719	$2,151,501

Non-cash investing and financing activities
Proceeds from SAFE financings received in digital assets	$-	$50,000,000
Non-cash payment of interest with common stock	646,667	-
Distributions of digital assets to fulfill customer reward redemptions	1,489,430	2,096,889
Distributions of digital assets to satisfy other current obligations	46,955	-
Recapitalization	173,019,904	-
Proceeds from convertible debt received in digital assets - related party	43,965,525	-
Change in fair value of Series C Warrants included in loss on extinguishment	498,771	-
Distributions of digital assets for prepaid interest - related party	2,313,975	-

Non-GAAP Financial Measures

Adjusted EBITDA

In addition to net loss and other results under GAAP, we utilize non-GAAP calculations of adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”) to monitor the financial health of our business. Adjusted EBITDA is defined as net loss, excluding (i) interest expense, (ii) provision for (benefit from) income taxes, (iii) depreciation and amortization, (iv) share-based compensation, (v) remeasurement gains and losses such as fair value remeasurements on our digital assets, convertible notes, and SAFE notes, and (vi) impairments, restructuring charges, and business acquisition- or disposition-related expenses that we believe are not indicative of our core operating results. This non-GAAP financial information has limitations as an analytical tool when assessing our operating performance, is presented for supplemental informational purposes only, should not be considered in isolation or as a substitute for, or superior to, financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies.

The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations, and/or render comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our results of core operations, as well as providing a useful measure for period-to-period comparisons of our business performance. Moreover, Adjusted EBITDA is a key measurement used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting.

The following table presents a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net loss:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net income (loss)	$13,425,567	$(2,319,447)	$(35,453,632)	$(3,264,493)
Add:
Interest expense	1,974,849	-	3,246,487	-
Income tax expense (benefit)	881	(241)	4,859	7,868
Amortization expense	106,837	62,392	197,908	119,745
Share-based compensation expense	1,725,205		6,895,480	-
(Gain) loss on customer rewards liability	2,071,505	(1,004,851)	970,648	2,418,194
(Gain) loss on digital assets - rewards treasury	(2,334,677)	950,744	(1,324,091)	(2,541,145)
Gain (loss) on digital assets - investment treasury	(36,582,224)	1,106,080	(20,965,072)	1,106,080
Change in fair value of SAFEs	-	36,940	6,503,113	132,004
Change in fair value of convertible note	5,309,608	-	11,843,751	-
Convertible note issuance costs and fees	-	-	9,569,109	-
Loss on extinguishment of debt	9,612,199	-	9,612,199	-
Adjusted EBITDA	$(4,690,250)	$(1,168,383)	$(8,899,241)	$(2,021,747)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Adjusted EBITDA (Loss)	$(4,690,250)	$(1,168,383)	$(8,899,241)	$(2,021,747)
Weighted-average shares used to compute basic and diluted net loss per share	46,503,358	5,836,882	36,062,784	5,836,882

Adjusted EBITDA (Loss) per share attributable to common stockholders:
Basic and diluted	$(0.10)	$(0.20)	$(0.25)	$(0.35)

For investor and media inquiries, please contact:

Investor Relations:
Orange Group

Samir Jain, CFA

FoldIR@orangegroupadvisors.com

Media:

Elev8 New Media

Jessica Starman, MBA

Media@foldapp.com